Restricted Net Assets	6 Months Ended
Apr. 30, 2025
Restricted Net Assets [Abstract]
RESTRICTED NET ASSETS

NOTE 15 — RESTRICTED NET ASSETS

As a result of the PRC laws and regulations and the requirement that distributions by PRC entities can only be paid out of distributable profits computed in accordance with PRC GAAP, the PRC entities are restricted from transferring a portion of their net assets to the Company. Amounts restricted include paid-in capital, additional paid-in capital, and the statutory reserves of the Company’s PRC subsidiaries.

	As of
	April 30, 2025	October 31, 2024
Paid-in capital	—	—
Additional paid in capital	1,161,211	1,161,211
Statutory reserve	131,962	131,962
Total	1,293,173	1,293,173